Consolidated Statements of Condition (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
ASSETS
Held to maturity securities, fair value	$ 47,526	$ 59,439
SHAREHOLDERS' EQUITY:
Capital stock, par value (in dollars per share)	$ 1	$ 1
Capital stock, shares authorized (in shares)	150,000,000	150,000,000
Capital stock, shares issued (in shares)	99,214,382	98,973,452
Treasury stock, at cost (in shares)	3,434,205	3,711,228